EXHIBIT 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Sealed Air Corporation (the “Company”) for the quarterly period ended March 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William V. Hickey, and I, Tod S. Christie, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2012
	By:	/s/ William V. Hickey
		Name:	William V. Hickey
		Title:	Chief Executive Officer
Date: May 10, 2012
	By:	/s/ Tod S. Christie
		Name:	Tod S. Christie
		Title:	Treasurer and Interim Chief Financial Officer